UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2025

MIND MEDICINE (MINDMED) INC.

(Exact Name of Registrant as Specified in its Charter)

British Columbia	001-40360	98-1582438
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One World Trade Center Suite 8500 New York, New York	10007
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 220-6633

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	MNMD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On October 29, 2025, Mind Medicine (MindMed), Inc. (the “Company”) filed a prospectus supplement (the “Prospectus Supplement”) and, as discussed elsewhere in this Current Report on Form 8-K, posted an updated corporate presentation on its website (the “Presentation”). The Prospectus Supplement and Presentation disclose the Company’s estimated preliminary financial information of cash, cash equivalents and investments of approximately $209.1 million as of September 30, 2025.

This estimate of cash, cash equivalents and investments is preliminary and subject to completion. As a result, this unaudited preliminary financial information reflects the Company’s preliminary estimate with respect to such information, based on information currently available to the Company’s management, and may vary from the Company’s actual financial position as of September 30, 2025. The unaudited preliminary cash, cash equivalents and investments included in the Prospectus Supplement, the Presentation and this Current Report on Form 8-K have been prepared by, and are the responsibility of, the Company’s management. The Company’s independent registered public accounting firm, KPMG LLP, has not audited, reviewed, compiled or completed its procedures with respect to such unaudited financial information and, accordingly, KPMG LLP does not express an opinion or any other form of assurance with respect thereto. It is possible that the Company or its independent registered public accounting firm may identify items that require the Company to make adjustments to the financial information set forth above.

Item 8.01 Other Events.

On October 29, 2025, the Company posted the Presentation on its website. A copy of the Presentation is filed herewith as Exhibit 99.1 and is incorporated by reference in this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
99.1	Corporate Presentation, posted October 29, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIND MEDICINE (MINDMED) INC.

Date:	October 29, 2025	By:	/s/ Robert Barrow
			Name:	Robert Barrow
			Title:	Chief Executive Officer